ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-1 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996
                   Lee Servicing Company reports the following
      information pertaining to Series 1996-1 Sub-Pool 1 for June 25, 1996, the Remittance date.

                         Due period ended: June 1, 1996

 1 Total Actual Principal Collections                1,591,220.89
 2 Total Actual Interest Collections                   708,648.57
 3 Additional Proceeds                                       0.00
                                                     ------------
 4     Total Collections:                            2,299,869.46
 5 Pre-Funding Account Transfer                              0.00
 6 Interest Coverage Account Transfer                        0.00
                                                     ------------
 7     Additional Transfers:                                 0.00
                                                     ------------
 8 Aggregate Amount Received:                        2,299,869.46

   Monthly Advance
 9   Delinquent Interest                                53,650.31
10   Compensating Interest                               8,486.83
11   Amounts Held for Future Distributions                   0.00
                                                     ------------
12 Available Remittance Amount:                      2,362,006.60
13 Less:  Service Fees                                  40,569.32
14        Expense Account Deposit:                       1,994.05
                                                     ------------
15 Adjusted Remittance Amount:                       2,319,443.23

  Remaining Amount Available:

16      Adjusted Remittance Amount                   2,319,443.23
17      Insured Payments                                     0.00
18      Insurance Account Deposit @ 13 bp                8,695.00
          the Ending Principal balance
19      Class Remittance Amounts                     2,310,748.23
20      Non-Recoverable Advances not
          previously reimbursed                              0.00
                                                     ------------
21 Total Remaining Amount Available:                         0.00
                                                     ============
  Amount of Reimbursements Pursuant to Sec. 5.04
22  Servicing Fee                                            0.00
23  Monthly Advances and Servicer Advances                   0.00
24  Other Mortgage Payments                                  0.00
25  Interest Earned on P&I Deposits                          0.00
26  Additional Servicing Compensation                        0.00


                                     1 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-1 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996
                   Lee Servicing Company reports the following
      information pertaining to Series 1996-1 Sub-Pool 1 for June 25, 1996, the Remittance date.

                         Due period ended: June 1, 1996




                                                        Total           Class A1        Class A2
                                                    -------------    -------------    -------------
27 Number of Loans                                           1327
28 Original Loan balance                            81,852,794.11    20,854,651.80    34,998,934.11
29 Pre-Funding Account Balance                               0.00             0.00             0.00
30 Additional principal reduction                      499,569.59       499,569.59             0.00
31 Realized losses, LTD                                      0.00             0.00             0.00
32 Carryforward amount                                       0.00             0.00             0.00
                                                    -----------------------------------------------
33 Total class principal                            81,353,224.52    20,355,082.21    34,998,934.11
34   Pool factor per loan balance                      88.3771723%      25.1260865%      42.1673905%
35   Factor per class balance                         100.0000000%      26.5060241%      42.1686747%
36 Class R Remittance                                  246,859.09
37 Additional Principal due Class A                   (246,859.09)
38 Interest remittance @ Class Yield                   472,668.25       110,595.95       199,493.92
   Principal additions:
39     Number of loans                                          0
40     Transfers from Pre-Funding Account                    0.00             0.00             0.00
   Principal reductions:
41     Prepayments--number                                     13               13
42     Prepayments--dollar                           1,528,458.03     1,528,458.03             0.00
43     Net Liquidation Proceeds                              0.00             0.00             0.00
44     Curtailments                                          0.00             0.00             0.00
45     Normal and excess payments                       62,762.86        62,762.86             0.00
46     Pre-Funding Account Transfer                          0.00             0.00             0.00
                                                    -----------------------------------------------
47 Total principal Remittance                        1,591,220.89     1,591,220.89             0.00
48 Additional principal reduction                      246,859.09       246,859.09             0.00
                                                    -----------------------------------------------
49 Total remittance                                  2,310,748.23     1,948,675.93       199,493.92
                                                    ===============================================
50 Current Month Realized Loss--number                          0                0
51 Current Month Realized Loss--dollar                       0.00             0.00
52 Number of Loans                                           1314
   Class principal balance--end of month
53 Loan balance                                     80,261,573.22    19,263,430.91    34,998,934.11
54 Pre-Funding Account Balance                               0.00             0.00             0.00
55 Additional principal reduction, LTD                 746,428.68       746,428.68             0.00
56 Realized losses, LTD                                      0.00             0.00             0.00
                                                    -----------------------------------------------
57 Total Class A principal                          79,515,144.54    18,517,002.23    34,998,934.11
58 Class factor per loan balance                       86.4600387%      23.2089529%      42.1673905%
59 Class factor per class balance                      95.8013790%      22.3096412%      42.1673905%


                                                       Class A3        Class A4        Class A5         Class R
                                                     ------------    ------------    ------------     -----------
27 Number of Loans
28 Original Loan balance                             7,499,771.60    9,999,695.46     8,499,741.14
29 Pre-Funding Account Balance                               0.00            0.00             0.00
30 Additional principal reduction                            0.00            0.00             0.00
31 Realized losses, LTD                                      0.00            0.00             0.00
32 Carryforward amount                                       0.00            0.00             0.00
                                                    ----------------------------------------------
33 Total class principal                             7,499,771.60    9,999,695.46     8,499,741.14
34   Pool factor per loan balance                       9.0358694%     12.0478259%      10.2406520%
35   Factor per class balance                           9.0361446%     12.0481928%      10.2409639%
36 Class R Remittance                                                                                   246,859.09
37 Additional Principal due Class A                                                                    (246,859.09)
38 Interest remittance @ Class Yield                    44,498.64       62,831.42        55,248.32
   Principal additions:
39     Number of loans
40     Transfers from Pre-Funding Account                    0.00            0.00             0.00
   Principal reductions:
41     Prepayments--number
42     Prepayments--dollar                                   0.00            0.00             0.00
43     Net Liquidation Proceeds                              0.00            0.00             0.00
44     Curtailments                                          0.00            0.00             0.00
45     Normal and excess payments                            0.00            0.00             0.00
46     Pre-Funding Account Transfer                          0.00            0.00             0.00
                                                    --------------------------------------------------------------
47 Total principal Remittance                                0.00            0.00             0.00
48 Additional principal reduction                            0.00            0.00             0.00
                                                    --------------------------------------------------------------
49 Total remittance                                     44,498.64       62,831.42        55,248.32            0.00
                                                    ==============================================================
50 Current Month Realized Loss--number
51 Current Month Realized Loss--dollar
52 Number of Loans
   Class principal balance--end of month
53 Loan balance                                      7,499,771.60    9,999,695.46     8,499,741.14
54 Pre-Funding Account Balance                               0.00            0.00             0.00
55 Additional principal reduction, LTD                       0.00            0.00             0.00
56 Realized losses, LTD                                      0.00            0.00             0.00
                                                    --------------------------------------------------------------
57 Total Class A principal                           7,499,771.60    9,999,695.46     8,499,741.14
58 Class factor per loan balance                        9.0358694%     12.0478259%      10.2406520%
59 Class factor per class balance                       9.0358694%     12.0478259%      10.2406520%

                                     2 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-1 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996
                   Lee Servicing Company reports the following
      information pertaining to Series 1996-1 Sub-Pool 1 for June 25, 1996, the Remittance date.

                         Due period ended: June 1, 1996


                                                             Total              Class A1            Class A2
                                                         -------------       -------------       -------------

60 Weighted Note Rate - THIS remittance                    11.35394%
61 Weighted Note Rate - NEXT remittance                    11.35403%
62     Pass-Through Rate - THIS remittance                                     6.52000%            6.84000%

63 Weighted Average Remaining Term                          223.13

64 Original Pool - Principal Balance                     52,491,569.72       13,913,428.12       22,134,999.28
65 Original Pool - Pre-Funding Account                   30,508,430.28        8,086,571.88       12,865,000.72
66 Original Pool - Additonal Principal Reduction                  0.00                0.00                0.00
                                                         -------------       -------------       -------------
67 Original Pool Total                                   83,000,000.00       22,000,000.00       35,000,000.00

68 Original Pool - Number of Loans                            864





                                                            Class A3           Class A4           Class A5
                                                         -------------       -------------      -------------
60 Weighted Note Rate - THIS remittance
61 Weighted Note Rate - NEXT remittance
62     Pass-Through Rate - THIS remittance                 7.12000%            7.54000%             7.80000%

63 Weighted Average Remaining Term

64 Original Pool - Principal Balance                     4,743,214.13         6,324,285.51        5,375,642.68
65 Original Pool - Pre-Funding Account                   2,756,785.87         3,675,714.49        3,124,357.32
66 Original Pool - Additonal Principal Reduction                 0.00                 0.00                0.00
                                                         -----------------------------------------------------
67 Original Pool Total                                   7,500,000.00        10,000,000.00        8,500,000.00

68 Original Pool - Number of Loans



   Class A Over-Collateralization Reconciliation
   ---------------------------------------------
                                                          Beg. of Month        Current Month      End of Month
                                                          -------------        -------------      ------------
69 Additional Principal Reduction,  LTD                    499,569.59           246,859.09          746,428.68
70 Less:  Realized Losses, LTD                                   0.00                 0.00                0.00
                                                          ----------------------------------------------------
71 Over-collateralization of Principal                     499,569.59           246,859.09          746,428.68
                                                          ====================================================
72 Base Overcollateralization Required                                                            4,150,000.00
73 Required Over-collateralication Amount                                                         4,150,000.00


   Current Month Subordinated Amount                      Beg. of Month        Current Month      End of Month
   ---------------------------------                      -------------        -------------      ------------
74 Original Subordinated Amount                                                   N/A             8,798,000.00
75 Less:  Cummulative Realized Losses                            0.00                 0.00                0.00
76 Plus:  Cummulative Additional Proceeds                        0.00                 0.00                0.00
                                                          ----------------------------------------------------
77 Current Subordinated Amount                                   0.00                             8,798,000.00
                                                          ====================================================
   Nonrecoverable Advance Reconciliation
   -------------------------------------
78 Beginning of Month                                                                 0.00
79 Current Month Unpaid Nonrecoverable Advance                                        0.00
80 Less: Current Month Reimbursment                                                   0.00
                                                                                ----------
81 End of Month                                                                       0.00
                                                                                ==========


                                     3 of 4


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-1 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996
                   Lee Servicing Company reports the following
      information pertaining to Series 1996-1 Sub-Pool 1 for June 25, 1996, the Remittance date.

                         Due period ended: June 1, 1996

                                                                      Class              Class
                                                                       A1                 A2
                                             ------------------------------------------------------
82 Total Class Principal - Original Pool      $83,000,000.00      $22,000,000.00     $35,000,000.00
83 Interest Remittance Amount                     472,668.25          110,595.95         199,493.92
84 Interest Rate Factor / 1000                      5.694798            5.027089           5.699826

85 Total Principal Collections                  1,591,220.89        1,591,220.89               0.00
86 Prefunding Account Transfer                          0.00                0.00               0.00
87 Additional Principal Reduction                 246,859.09          246,859.09               0.00
                                              -----------------------------------------------------
88 Principal Remittance Amount                  1,838,079.98        1,838,079.98               0.00
89 Principal Payment Factor/1000                   22.145542           83.549090           0.000000
90 Principal Factor                               958.013790          841.681920         999.969546


91 Prior Month Principal Factor                   980.159332          925.231010         999.969546




                                                   Class             Class             Class
                                                    A3                A4                A5
                                              --------------------------------------------------
82 Total Class Principal - Original Pool       $7,500,000.00     $10,000,000.00     $8,500,000.00
83 Interest Remittance Amount                      44,498.64          62,831.42         55,248.32
84 Interest Rate Factor / 1000                      5.933152           6.283142          6.499802

85 Total Principal Collections                          0.00               0.00              0.00
86 Prefunding Account Transfer                          0.00               0.00              0.00
87 Additional Principal Reduction                       0.00               0.00              0.00
                                               --------------------------------------------------
88 Principal Remittance Amount                          0.00               0.00              0.00
89 Principal Payment Factor/1000                    0.000000           0.000000          0.000000
90 Principal Factor                               999.969546         999.969546        999.969546


91 Prior Month Principal Factor                   999.969546         999.969546        999.969546



                                     4 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 01, 1996 and the Insurance Agreement dated as of March 22, 1996, Lee Servicing Company reports the following information pertaining to series 1996-1 Sub Pool 2 for June 25, 1996, the Remittance date.

                           Period Ended: June 1, 1996

 1 Total Actual Principal Collections                               740,411.66
 2 Total Actual Interest Collections                                557,289.31
 3 Additional Proceeds                                                    0.00
                                                                  ------------
 4 Total Collections                                              1,297,700.97

   Monthly Advance
 5   Delinquent Interest                                             88,973.64
 6   Compensating Interest                                            2,995.90
 7   Amounts Held for Future Distributions                                0.00
 8   Supplemental Interest                                                0.00
                                                                  ------------
 9 Available Remittance Amount:                                   1,389,670.51

10 Less: Service Fees                                                38,339.45
11       Expense Account Deposit                                      1,995.47

12 Deposits/Withdrawals for Cross Collaterlization                        0.00
                                                                  ------------
13 Adjusted Remittance Amount:                                    1,349,335.59

   Remaining Amount Available:

14   Adjusted Remittance Amount                                   1,349,335.59
15   Insured Payments                                                     0.00
16   Insurance Account Deposit @ 13bp                                 8,947.30
        the ending Class A  P-balance
17   Class Remittance Amounts                                     1,340,388.29
18   Non-Recoverable Advances not
        previously reimbursed                                             0.00
                                                                  ------------
19 Total Remaining Amount Available:                                      0.00
                                                                  ============

   Amount of Reimbursements Pursuant to Sec. 5.04

20   Servicing Fee                                                        0.00
21   Monthly Advances and Servicer Advances                               0.00
22   Other Mortgage Payments                                              0.00
23   Interest Earned on P&I Deposits                                      0.00
24   Additional Servicing Compensation                                    0.00

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 01, 1996 and the Insurance Agreement dated as of March 22, 1996, Lee Servicing Company reports the following information pertaining to series 1996-1 Sub Pool 2 for June 25, 1996, the Remittance date.

                           Period Ended: June 1, 1996



                                                               Total             Class 2-A            Class R
                                                           --------------      --------------        ----------
25 Number of Loans                                                   723
26 Opening Loan balance                                    83,330,869.39       83,330,869.39
27 Additional principal reduction, LTD                      2,771,586.58        2,771,586.58
28 Realized losses, LTD                                             0.00                0.00
29 Carryforward amount                                              0.00                0.00
                                                           ---------------------------------
30 Total Class Principal Balance                           80,559,282.81       80,559,282.81
31   Pool factor per loan balance                            100.3986378%        100.3986378%
32   Factor per class balance                                100.0000000%        100.0000000%
33 Class R Remittance                                         236,966.39                              236,966.39
34 Additional Principal due Class A                          (236,966.39)                            (236,966.39)
35 Deposits/Withdrawals for Cross Collaterlization                  0.00                                    0.00
36 Interest remittance                                        363,010.24          363,010.24
   Principal reductions:
37   Prepayments - number                                              6                   6
38   Prepayments - dollar                                     697,943.67          697,943.67
39   Net Liquidation Proceeds                                       0.00                0.00
40   Curtailments                                                   0.00                0.00
41   Normal and excess payments                                42,467.99           42,467.99
                                                           -----------------------------------------------------
42 Total principal Remittance                                 740,411.66          740,411.66
43 Additional principal reduction                             236,966.39          236,966.39
                                                           -----------------------------------------------------
44 Total remittance                                         1,340,388.29        1,340,388.29                0.00
                                                           =====================================================
45 Carryforward Amount                                              0.00
46 Current Month Realized Loss - number                                0
47 Current Month Realized Loss - dollar                             0.00
48                        Number of Loans     #                      717
   Class principal balance - end of month
49 Loan balance                                            82,590,457.73       82,590,457.73
50 Additional principal reduction,  LTD                     3,008,552.97        3,008,552.97
51 Realized losses, LTD                                             0.00                0.00
52 Carryforward amount                                              0.00                0.00
                                                           ---------------------------------
53 Total Class A principal                                 79,581,904.76       79,581,904.76
54 Class factor per loan balance                              99.5065756%         99.5065756%
55 Class factor per class balance                             95.8818130%         95.8818130%

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 01, 1996 and the Insurance Agreement dated as of March 22, 1996, Lee Servicing Company reports the following information pertaining to series 1996-1 Sub Pool 2 for June 25, 1996, the Remittance date.

                           Period Ended: June 1, 1996

                                                              Total               Class A1
                                                           ----------          --------------
56 Weighted Note Rate:                                      9.44818%
57 Weighted Note Rate Next Remittance:                      9.49092%

58 Pass-Through Rate:                                       5.79359%              5.79359%

59 Related Remittance Period                                28-May-96              thru             24-Jun-96

60 Days in Related Period:                                     28

61 Weighted Average Remaining Term                           356.29

62 Original Pool - Principal Balance                       57,027,110.90       57,027,110.90
63 Original Pool - Pre-Funding Account                     28,407,783.59       28,407,783.59
64 Original Pool - Additional Principal Reduction           2,434,894.49        2,434,894.49
                                                           ---------------------------------
65 Original Pool Total                                     83,000,000.00       83,000,000.00

66 Original Pool - Number of Loans                             318

- -----------------------------------------------------------------------------------------------------------------------------------


   Class A OverCollateralization Reconciliation
                                                         Beginning of Month      Current Month     End of Month
                                                         ------------------      -------------     ------------
67 Additional Principal Reduction,  LTD                     2,771,586.58          236,966.39       3,008,552.97
68 Less:  Realized Losses, LTD                                      0.00                0.00               0.00
69 Deposits/Withdrawals from Cross Collaterlization                 0.00                0.00               0.00
                                                          ------------------------------------------------------
70 Overcollateralization of Principal                       2,771,586.58          236,966.39       3,008,552.97
                                                          ======================================================
71 Base Overcollateralization Requirement                                                          4,058,157.00


   Current Month Subordinated Amount                     Beginning of Month      Current Month     End of Month
                                                         ------------------      -------------     ------------
72 Original Subordinated Amount                             9,269,686.00           N/A             9,269,686.00
73 Less:  Cumulative Realized Losses                                0.00                0.00               0.00
74 Plus:  Cumulative Additional Proceeds                            0.00                0.00               0.00
                                                           ----------------------------------------------------
75 Current Subordinated Amount                              9,269,686.00                           9,269,686.00
                                                           ====================================================
   Nonrecoverable Advance Reconciliation
76 Beginning of Month                                               0.00
77 Current Month Unpaid Nonrecoverable Advance                      0.00
78 Less: Current Month Reimbursment                                 0.00
                                                           -------------
79 End of Month                                                     0.00
                                                           =============

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 01, 1996 and the Insurance Agreement dated as of March 22, 1996, Lee Servicing Company reports the following information pertaining to series 1996-1 Sub Pool 2 for June 25, 1996, the Remittance date.

                           Period Ended: June 1, 1996

                                                                      Class
                                                                        A1
                                             ----------------------------------
80 Total Class Principal - Original Pool     $83,000,000.00      $83,000,000.00
81 Interest Remittance Amount                    363,010.24          363,010.24
82 Interest Rate Factor / 1000                     4.373617            4.373617

83 Total Principal Collections                   740,411.66          740,411.66
84 Additional Principal Reduction                236,966.39          236,966.39
                                             ----------------------------------
85 Principal Remittance Amount                   977,378.05          977,378.05
86 Principal Payment Factor/1000                  11.775639           11.775639
87 Principal Factor                              958.818129          958.818129


88 Prior Month Principal Factors                 970.593768          970.593768